UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549


                            FORM 8-K


                         CURRENT REPORT

  Date of Report (Date of earliest event reported): September 9, 1997


                Commission file number: 1-13762


                 RECKSON ASSOCIATES REALTY CORP.
     (Exact name of registrant as specified in its charter)


Maryland                                             11-3233650
(State other jurisdiction of incorporation         (IRS. Employer
of organization)                                   Identification Number)

225 Broadhollow Road, Melville, NY                                 11747
(Address of principal executive office)                         (zip code)

                         (516) 694-6900
      (Registrant's telephone number including area code)

ITEM 2.  ACQUISITON OR DISPOSITION OF ASSETS

     On August 1, 1997, the Company acquired a 176,000 square foot, class A office complex for $24.1 million. The building is presently 95% leased and is located in Garden City, New York. The asset acquisition was financed with proceeds through a draw on the Company's credit facility.

ITEM 7.  FINANCIAL STATEMENTS

     Financial statements of properties acquired and pro forma financial information.

                RECKSON ASSOCIATES REALTY CORP.
                         ITEM 7
        FINANCIAL STATEMENTS OF PROPERITIES ACQUIRED
           AND PRO FORMA FINANCIAL INFORMATION
                       TABLE OF CONTENTS



DESCRIPTION

          Pro Forma Condensed Combining Balance Sheet as of June 30,
          1997 .......................................................

          Pro Forma Condensed Combining Statement of Operations for
          the Six Months ended June 30, 1997 .........................

          Pro Forma Condensed Combining Statement of Operations for
          the Year ended December 31, 1996 ...........................

          Notes to Pro Forma Financial Statements ....................

          Statement of Revenue and Certain Expenses of 400 Garden
          City Plaza for the Six Months Ended June 30, 1997 and
          for the Year Ended December 31, 1996 .......................

          Notes to Statement of Revenue and Certain Expenses of 400
          Garden City Plaza ..........................................

                       Reckson Associates Realty Corp.
                 Pro Forma Condensed Combining Balance Sheet
                           As of June 30, 1997
                               (Unaudited)



The following unaudited pro forma condensed combining balance sheet is presented as if the The Company had acquired 400 Garden City Plaza on June 30, 1997.

This pro forma condensed combining balance sheet should be read in conjunction with the pro forma condensed combining statement of operations of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-K for the year ended December 31, 1996 and on Form 10-Q for the six months ended June 30, 1997.

The pro forma condensed combining balance sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired 400 Garden City Plaza on June 30, 1997, nor does it purport to represent the future financial position of the Company.

                       Reckson Associates Realty Corp.
                 Pro Forma Condensed Combining Balance Sheet
                           As of June 30, 1997
                               (Unaudited)
                                                                           June 30,
                                                           400 Garden        1997
                                             Historical(a) City Plaza(b)  Pro Forma
                                              _________     ________      _________
Assets                                       (Unaudited)
Real Estate, net                             $ 608,194     $  24,100      $ 632,294
Cash and cash equivalents                       20,424             -         20,424
Tenants receivables                              2,294             -          2,294
Affiliate receivables                            5,701             -          5,701
Deferred rent receivable                        13,585             -         13,585
Investment in mortgage note receivable          81,333             -         81,333
Contract and land deposits pre-acquisition
  cost                                           7,613             -          7,613
Prepaid expenses and other assets               11,102             -         11,102
Investments in joint ventures                    6,831             -          6,831
Deferred lease costs and loan costs, net        13,603             -         13,603
                                             _________     _________      _________
   Total Assets                              $ 770,680     $  24,100      $ 794,780
                                             =========     =========      =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage notes payable                       $ 165,527     $       -      $ 165,527
Credit Facility                                113,000        24,100        137,100
Accrued expenses and other liabilities          18,025             -         18,025
Affiliate payables                                 731             -            731
Dividends and distributions payable             13,100             -         13,100
                                             _________     _________      _________
   Total Liabilities                           310,383        24,100      $ 334,483
                                             _________     _________      _________

Minority interest in consolidated
   partnership                                   9,088             -          9,088
Limited partners' minority interest in
   operating partnership                        76,209             -         76,209
                                             _________     _________      _________
                                                85,297             -         85,297
                                             _________     _________      _________

STOCKHOLDERS' EQUITY:

Common Stock                                 $     343     $       -      $     343
Additional paid in capital                     374,657             -        374,657
                                             _________     _________      _________
   Total Stockholders' Equity                $ 375,000     $       -      $ 375,000
                                             _________     _________      _________
   Total Liabilities and Stockholders'
   Equity                                    $ 770,680     $  24,100      $ 794,780
                                             =========     =========      =========

See Accompanying Notes to Pro Forma Financial Statements

                     Reckson Associates Realty Corp.
          Pro Forma Condensed Combining Statement of Operations
                For the Six Months Ended June 30, 1997
                             (Unaudited)



The following unaudited pro forma condensed combining Statement of Operations is presented as if the Company had acquired 400 Garden City Plaza as of January 1, 1997 and the Company qualified as a REIT, distributed all its taxable income and, therefore, incurred no income tax expense during the period.

This pro forma condensed combining Statement of Operations should be read in conjunction with the pro forma condensed combining balance sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the six months ended June 30, 1997.

The pro forma condensed combining Statement of Operations is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired 400 Garden City Plaza as of January 1, 1997, nor does it purport to represent the operations of the Company for future periods. (Amounts below are in thousands, except per share data.)

                       Reckson Associates Realty Corp.
          Pro Forma Condensed Combining Statement of Operations
                   For the Six Months Ended June 30, 1997
                               (Unaudited)
                                                                            Pro          June 30,
                                                           400 Garden      Forma (e)       1997
                                             Historical(c) City Plaza(d) Adjustments    Pro Forma
                                              _________     ________      _________     _________
                                             (Unaudited)
REVENUES
Base Rents                                   $  57,751     $   1,839      $       -     $  59,590
Tenant escalations and reimbursements            6,585           171              -         6,756
Equity in earnings of real estate joint
  ventures                                         201             -              -           201
Equity in earnings of service companies            142             -              -           142
Investment and other income                      3,207             -              -         3,207
                                             _________     _________      _________     _________

Total Revenues                                  67,886         2,010              -        69,896
                                             _________     _________      _________     _________

EXPENSES
Operating expenses
   Property operating expenses                  12,733           591              -        13,324
   Real estate taxes                             9,370           240              -         9,610
   Ground Rent                                     609             -              -           609
   Marketing, general and administrative         3,838             -              -         3,838
                                             _________     _________      _________     _________
Total Operating Expenses                        26,550           831              -        27,381
                                             _________     _________      _________     _________

Interest                                         8,583             -            867         9,450
Depreciation and amortization                   11,957           341              -        12,298
                                             _________     _________      _________     _________

Total Expenses                                  47,090         1,172            867        49,129
                                             _________     _________      _________     _________

Income before minority interests and
   extraordinary item                           20,796           838           (867)       20,767
Minority partners' interest in consolidated
   partnership income                             (444)            -              -          (444)
                                             _________     _________      _________     _________

Income before limited partners' minority
   interest in Operating Partnership income
   and extraordinary items                   $  20,352     $     838      $    (867)       20,323
                                             =========     =========      =========
Limited partners' minority interest in
   operating partnership income                                                            (3,766) (f)

Net Income before extraodinary item                                                     $  16,557
                                                                                        =========
Net Income per common share before
    extraordinary item                                                                  $     .54  (g)

Weighted average common shares outstanding                                                 30,455
                                                                                        =========

See Accompanying Notes to Pro Forma Financial Statements

                     Reckson Associates Realty Corp.
          Pro Forma Condensed Combining Statement of Operations
                  For the Year Ended December 31, 1996
                             (Unaudited)



The following unaudited pro forma condensed combining Statement of Operations is presented as if 400 Garden City Plaza was acquired as of January 1, 1996 and the Company qualified as a REIT, distributed all its taxable income and, therefore, incurred no income tax expense during the period.

This pro forma condensed combining Statement of Operations should be read in conjunction with the pro forma condensed combining balance sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-K for the year ended December 31, 1996.

The pro forma condensed combining Statement of Operations is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired 400 Garden City Plaza on January 1, 1996, nor does it purport to represent the operations of the Company for future periods. (Amounts below are in thousands, except per share data.)

                       Reckson Associates Realty Corp.
          Pro Forma Condensed Combining Statement of Operations
                   For the Year Ended December 31, 1996
                               (Unaudited)
                                                                            Pro        December 31,
                                                           400 Garden      Forma (j)      1996
                                             Historical(h) City Plaza(i)  Adjustments   Pro Forma
                                              _________     ________      _________     _________
                                             (Unaudited)
REVENUES
Base Rents                                   $  82,150     $   3,462      $       -     $  85,612
Tenant escalations and reimbursements           10,628           427              -        11,055
Equity in earnings of real estate joint
  ventures                                         266             -              -           266
Equity in earnings of service companies          1,031             -              -         1,031
Investment and other income                      2,066             -              -         2,066
                                             _________     _________      _________     _________

Total Revenue                                   96,141         3,889              -       100,030
                                             _________     _________      _________     _________

EXPENSES
Operating expenses
   Property operating expenses                  18,959         1,254              -        20,213
   Real estate taxes                            13,935           480              -        14,415
   Ground Rent                                   1,107             -              -         1,107
   Marketing, general and administrative         5,949             -              -         5,949
                                             _________     _________      _________     _________
Total Operating Expenses                        39,950         1,734              -        41,684
Interest                                        13,331             -          1,714        15,045
Depreciation and amortization                   17,670           683              -        18,353
                                             _________     _________      _________     _________

Total Expenses                                  70,951         2,417          1,714        75,082
                                             _________     _________      _________     _________

Income before minority interests and
   extraordinary item                           25,190         1,472         (1,714)       24,948
Minority partners' interest in consolidated
   partnership income                             (808)            -              -          (808)
                                             _________     _________      _________

Income before limited partners' minority
   interest in Operating Partnership income
   and extraordinary items                   $  24,382     $   1,472      $  (1,714)       24,140
                                             =========     =========      =========
Limited partners' minority interest in
   operating partnership income                                                            (5,890) (k)
                                                                                        _________
Net Income before extraordinary item                                                    $  18,250
                                                                                        =========
Net Income per common share before extraordinary item                                   $     .92  (l)
                                                                                        =========
Weighted average common shares outstanding                                                 19,928
                                                                                        =========

See Accompanying Notes to Pro Forma Financial Statements

                     Reckson Associates Realty Corp.
                Notes to Pro Forma Financial Statements
                             (Unaudited)
                (in thousands, except shares and units)



Pro Forma Condensed Combining Balance Sheet

A. Reflects the Company's historical balance sheet as of June 30, 1997 (unaudited).

B. Reflects the acquisition of 400 Garden City Plaza with borrowings under the credit facility.

Pro Form Statements of Operations For the Year Ended December 31, 1996 and Six Months Ended June 30, 1997.

C. Reflects the historical operations of the Company for the six months ended June 30 1997.

D. Reflects the revenues and certain expenses of 400 Garden City Plaza for the six months ended June 30, 1997.

E. Reflects the increase in interest costs associated with additional borrowings under the Credit Facility.

F. Represents the minority interest of the Limited Partners in the Operating Partnership at an effective pro forma rate of approximately 18.5%.

G. Pro forma net income per share of common stock before extraordinary item is based upon the weighted average number of shares outstanding during the six months ended June 30, 1997 of 30,455,000. This reflects a two-for-one stock split which was distributable on April 15, 1997.

H. Reflects the historical operations of the Company for the year ended December 31, 1996.

I. Reflects the revenues and certain expenses of 400 Garden City Plaza for the year ended December 31, 1996.

J. Reflects the increase in interest costs associated with additional borrowings under the Credit Facility.

K. Represents the minority interest of the Limited Partners in the Operating Partnership at an effective pro forma rate of approximately 24.4%.

L. Pro forma net income per share of common stock before extraordinary item is based upon the weighted average number of shares outstanding during the year ended December 31, 1996 of 19,928,000. This reflects a two-for-one stock split distributable on April 15, 1997.

                         Report Independent Auditors


Board of Directors and Stockholders
Reckson Associates Realty Corp.

We have audited the statement of revenues and certain expenses of the property ("400 Garden City Plaza") to be acquired from Crown 400 Garden City Plaza Associates ("Crown") by Reckson Associates Realty Corp., as described in Note 1, for the year ended December 31, 1996. The financial statement is the responsibility of the 400 Garden City Plaza's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Reckson Associates Realty Corp. and is not intended to be a complete presentation of 400 Garden City Plaza's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of 400 Garden City Plaza as described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                     	Ernst & Young LLP


New York, New York
July 22, 1997

                              400 Garden City Plaza
                     Statement of Revenues and Certain Expenses
                                 (in thousands)
                                    (Note 1)


                      	        Six months ended       Year ended
                                  June 30, 1997    December 31, 1996
                                ________________     ______________
                                  (Unaudited)
Revenues: (Notes 2)
Base rents 	                    $          1,839     $        3,462
Electric income                              117                231
Tenant escalations                            54                196
                                ________________     ______________

Total revenues                             2,010              3,889
                                ________________     ______________

Certain Expenses:
Real estate taxes                            240                480
Management fees (Note 3)                      38                 75
Property operating expenses
  (Note 4)                                   553              1,179
                                ________________     ______________

Total certain expenses                       831              1,734
                                ________________     ______________

Revenues in excess of
  certain expenses              $          1,179     $        2,155
                                ________________     ______________

See accompanying notes to financial statement.

                             400 Garden City Plaza
                Notes to Statement of Revenues and Certain Expenses
                     For the Year Ended December 31, 1996


1. Basis of Presentation

Presented herein is the statement of revenues and certain expenses related to the operation of 400 Garden City Plaza, owned by Crown 400 Garden City Plaza Associates ("Crown"). The property is located in Garden City, New York.

The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate property. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by Reckson Associates Realty Corp. in the proposed future operations of the aforementioned property. Items excluded consist of interest, depreciation and general and administrative expenses not directly related to the future operations.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

The statement of revenues and certain expenses for the six months ended June 30, 1997 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain expenses for this interim period have been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

2. Lease and Revenue Recognition

400 Garden City Plaza is being leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the leases. The excess of amounts so recognized over amounts due pursuant to the underlying leases was approximately $40,000 for the year ended December 31, 1996.

The Garden City Plaza is a multi-tenant office building whose leases expire at various dates over the next ten years.

3. Management and Leasing Agreements

400 Garden City Plaza is managed and leased by Koll Management Services, Inc. ("Koll").

4. Property Operating Expenses

Property operating expenses for the year ended December 31, 1996 include approximately $40,000 for insurance and $591,000 for utilities, $120,000 for payroll and $428,000 in repair and maintenance costs. For the six months ended June 30, 1997 (unaudited) property operating expenses include approximately $7,000 for insurance, $282,000 for utilities, $68,000 for payroll and $196,000 for repairs and maintenance costs.

5.  Significant Tenants

Three tenants, Margolin, Winer & Evans, Scully, Scott, Murphy & Presser and Utica Mutual Insurance Company accounted for 19%, 18% and 16% of the 1996 straight line rents, respectively.